Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Allen M. Hsieh, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of InfoSpace, Inc. for the three months ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of InfoSpace, Inc.

Dated August 4, 2006	By:	/s/ Allen M. Hsieh
	Name:	Allen M. Hsieh
	Title:	Interim Chief Financial Officer, Chief Accounting Officer & VP Financial Operations (Principal Financial Officer)